Exhibit 10.9

EXECUTION VERSION

AMENDMENT NO. 1 TO PC REPURCHASE AGREEMENT

This Amendment No. 1 (this “Amendment”) to the PC Repurchase Agreement (defined below), is entered into on June 9, 2022, by and among PNMAC GMSR ISSUER TRUST (the “Buyer”), PENNYMAC LOAN SERVICES, LLC (“PLS” or the “Seller”), and PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC (the “Guarantor”), and is consented to by CITIBANK, N.A. (“Citibank”), as indenture trustee (the “Indenture Trustee”), CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, as administrative agent and as noteholder of 100% of the Series 2016-MSRVF1 Note and the Series 2020-SPIADVF1 Note on behalf of VFN Buyers, and CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH (“CSCIB”) and CITIBANK, N.A. (“Citi Buyer”), collectively, as buyers of the 100% of the Variable Funding Notes (the “VFN Buyers”).  Capitalized terms used but not otherwise defined herein shall have the meanings given to them in the PC Repurchase Agreement.

W I T N E S S E T H:

WHEREAS, the Buyer, the Seller and the Guarantor have entered into that certain Amended and Restated Master Repurchase Agreement, dated as of April 1, 2020 (as amended, restated, supplemented or otherwise modified from time to time, the “PC Repurchase Agreement”);

WHEREAS, the Guarantor is party to that certain Guaranty (as amended, restated, supplemented or otherwise modified from time to time, the “Guaranty”), dated as of December 19, 2016, by the Guarantor in favor of the Buyer;

WHEREAS, the Buyer, the Seller and the Guarantor have agreed, subject to the terms of this Amendment, that the PC Repurchase Agreement be amended to reflect certain agreed upon revisions to the terms of the PC Repurchase Agreement;

WHEREAS, as a condition precedent to amending the PC Repurchase Agreement, the Buyer has required the Guarantor to ratify and affirm the Guaranty on the date hereof;

WHEREAS, the Issuer, Citibank, as Indenture Trustee, as calculation agent (in such capacity, the “Calculation Agent”), as paying agent (in such capacity, the “Paying Agent”) and as securities intermediary (in such capacity, the “Securities Intermediary”), PLS, as administrator (in such capacity, the “Administrator”) and as servicer (in such capacity, the “Servicer”), Credit Suisse First Boston Mortgage Capital LLC, as administrative agent (in such capacity, the “Administrative Agent”) and the Credit Manager are parties to that certain Third Amended and Restated Base Indenture, dated as of April 1, 2020 (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Base Indenture”), as supplemented by (i) the Amended and Restated Series 2016-MSRVF1 Indenture Supplement, dated as of December 19, 2016 (as amended by Amendment No. 1, dated as of August 10, 2018, Amendment No. 2, dated as of April 24, 2020, Amendment No. 3, dated as of August 25, 2020, Amendment No. 4, dated as of April 1, 2021, Amendment No. 5, dated as of July 30, 2021, Amendment No. 6, February 10, 2022, Amendment No. 7, dated as of June 8, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, (ii) the Series 2020-SPIADVF1 Indenture Supplement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of August 25, 2020, Amendment No. 2, dated as of April 1, 2021, Amendment No. 3, dated as of July 30, 2021, Amendment No. 4, dated as of February 10, 2022, Amendment No. 5, dated as of June 8, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Indenture Supplement), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, (iii) the Amended and Restated Series 2016-MBSADV1 Indenture Supplement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MBSADV1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent, and (iv) the Series 2021-MBSADV1 Indenture Supplement, dated as of July 30, 2021 (as amended by Amendment No. 1, dated as of February 10, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2021-MBSADV1 Indenture Supplement”), by and among the Issuer, the Indenture Trustee, the Calculation Agent, the Paying Agent, the Securities Intermediary, the Administrator, the Servicer and the Administrative Agent;

WHEREAS, there are currently four (4) Outstanding Series of Notes, (i) the Series 2016-MSRVF1 Note (the “Series 2016-MSRVF1 Note”), which was issued to PLS pursuant to the terms of that certain Series 2016-MSRVF1 Indenture Supplement, and which was financed by CSCIB and Citi Buyer under the Amended and Restated Series 2016-MSRVF1 Master Repurchase Agreement, dated as of July 30, 2021, by and among the Administrative Agent, CSCIB, as a buyer, Citi Buyer, as a buyer, and PLS, as seller (as amended by Amendment No. 1, dated as of June 8, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2016-MSRVF1 Repurchase Agreement”), pursuant to which PLS sold all of rights, title and interest in the Series 2016-MSRVF1 Note to CSCIB and Citi Buyer, (ii) the Series 2020-SPIADVF1 Note (the “Series 2020-SPIADVF1 Note”), which was issued to PLS pursuant to the terms of that certain Series 2020-SPIADVF1 Indenture Supplement, and which was financed by CSCIB and Citi Buyer under the Amended and Restated Series 2020-SPIADVF1 Repurchase Agreement, dated as of July 30, 2021, by and among the Administrative Agent, PLS, CSCIB and Citi Buyer (as amended by Amendment No. 1, dated as of June 8, 2022, Amendment No. 2, dated as of June 9, 2022, and as may be further amended, restated, supplemented or otherwise modified from time to time, the “Series 2020-SPIADVF1 Repurchase Agreement”), (iii) the Series 2016-MBSADV1 Notes (the “Series 2016-MBSADV1 Note”), which was issued pursuant to that certain Series 2016-MBSADV1 Indenture Supplement and purchased by CSCIB under the Series 2016-MBSADV1 Note Purchase Agreement, dated as of December 19, 2016 (the “Series 2016-MBSADV1 Note Purchase Agreement”), by and among the Issuer, the administrative Agent, and CSCIB, as purchaser, and (iv) the Series 20201-MBSADV1 Notes (the “Series 2021-MBSADV1 Note”), which was issued pursuant to that certain Series 2021-MBSADV1 Indenture Supplement and purchased by Citi Buyer under the Series 2021-MBSADV1 Note Purchase Agreement, dated as of July 30, 2021 (the “Series 2021-

MBSADV1 Note Purchase Agreement”), by and among the Issuer, the Administrative Agent and Citi Buyer, as purchaser;

WHEREAS, pursuant to Section 10.15 of the PC Repurchase Agreement, any provision providing for the exercise of any action or discretion by Buyer shall be exercised by the Indenture Trustee at the written direction of either 100% of the VFN Noteholders or the Majority Noteholders of all Outstanding Notes;

WHEREAS, pursuant to Section 10.3(e)(iii) of the Base Indenture, so long as any Note is Outstanding and until all obligations have been paid in full, PLS shall not consent to any amendment, modification or waiver of any term or condition of any Transaction Document, without the prior written consent of the Administrative Agent; and

WHEREAS, (i) pursuant to the Series 2016-MSRVF1 Indenture Supplement, with respect to the Series 2016-MSRVF1 Note, any Action provided by the Base Indenture or the Series 2016-MSRVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by the Administrative Agent as noteholder of Series 2016-MSRVF1 Note on behalf of VFN Buyers of the Series 2016-MSRVF1 Note under the Series 2016-MSRVF1 Repurchase Agreement, (ii) pursuant to the Series 2020-SPIADVF1 Indenture Supplement, with respect to the Series 2020-SPIADVF1 Note, any Action provided by the Base Indenture or the Series 2020-SPIADVF1 Indenture Supplement to be given or taken by a Noteholder shall be taken by the Administrative Agent as noteholder of Series 2020-SPIADVF1 Note on behalf of VFN Buyers of the Series 2020-SPIADVF1 Note under the Series 2020-SPIADVF1 Repurchase Agreement, (iii) pursuant to the terms of the Series 2016-MBSADV1 Note Purchase Agreement, CSCIB is the purchaser of the Series 2016-MBSADV1 Note, and (iv) pursuant to the terms of the Series 2021-MBSADV1 Note Purchase Agreement, Citi Buyer is the purchaser of the Series 2021-MBSADV1 Note Purchase Agreement and therefore, the Administrative Agent, as noteholder of 100% of Series 2016-MSRVF1 Note and Series 2020-SPIADVF1 Note on behalf of the VFN Buyers, CSCIB, as noteholder of Series 2016-MBSADV1 Notes, and Citi Buyer, as noteholder of Series 2021-MBSADV1 Notes, are collectively 100% of the VFN Noteholders.

NOW, THEREFORE, in consideration of the premises and mutual agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Seller, the Buyer and the Guarantor agree as follows:

SECTION 1.  Amendments to PC Repurchase Agreement.

(i)Section 1.01 of the PC Repurchase Agreement is hereby amended by deleting the definition of “Required Reserve Amount” in its entirety and replacing it with the following:

“Required Reserve Amount” means, with respect to any MRA Payment Date, the amounts estimated to be due and owing by Seller pursuant Sections 2.03, 2.04 or 2.05; provided, that with respect to any Advance Reimbursement Amounts and Section 2.03, so long as (a) no Event of Default has occurred hereunder or (b) no Event of Default (as defined in the Series 2016-MSRVF1 Repurchase Agreement or Series 2020 SPIADVF1 Repurchase Agreement, as applicable) has occurred under the Series 2016-MSR VF1

Repurchase Agreement or the Series 2020-SPIADVF1 Repurchase Agreement, such amount shall be:

(i)with respect to any MBS Advance Reimbursement Amounts, 100% of all MBS Advance Reimbursement Amounts until the Advance Reimbursement Balance with respect to such amounts has been reduced to zero; and

(ii)with respect to Servicing Advance Reimbursement Amount, 100% of all Servicing Advance Reimbursement Amounts until the Advance Reimbursement Balance with respect to such amounts has been reduced to zero;

provided, however, with respect to clause (i) and (ii) above, such amount will be 0% of MBS Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts so long as the outstanding “Purchase Price” as defined in the Series 2020-SPIADVF1 Repurchase Agreement is $0 and Seller has provided an electronic notice to the Administrative Agent (the “SPIA Deposit Suspension Notice”) that it has no current intention to access funds under the Series 2020-SPIADVF1 Repurchase Agreement, and thereafter the Seller shall not be required to cause any MBS Advance Reimbursement Amounts or Servicing Advance Reimbursement Amounts to be deposited into the Dedicated Account pursuant to this definition or Section 6.12; provided, further, that if the Seller submits an electronic notice to the Administrative Agent of its intent to access funds under the Series 2020-SPIADVF1 Repurchase Agreement (an “SPIA Deposit Reinstatement Notice”), upon consent of the Administrative Agent, Seller shall be required to deposit MBS Advance Reimbursement Amounts and Servicing Advance Reimbursement Amounts into the Dedicated Account in accordance with this definition and Section 6.12.

(ii)Section 1.01 of the PC Repurchase Agreement is hereby amended by adding the definitions of “SPIA Deposit Reinstatement Notice” and “SPIA Deposit Suspension Notice” in proper alphabetical order:

“SPIA Deposit Reinstatement Notice” has the meaning set forth in the definition of “Required Reserve Amount.”

“SPIA Deposit Suspension Notice” has the meaning set forth in the definition of “Required Reserve Amount.”

SECTION 2.  Consent.  Each of the Noteholder, the Indenture Trustee and the Administrative Agent hereby consent to this Amendment. The Administrative Agent and the VFN Buyers hereby certify that they, collectively, (i) hold 100% of the Variable Funding Notes, (ii) have the authority to deliver this certification and the directions included herein to the Indenture Trustee, and (iii) have not granted or assigned such power to any other person.  The Indenture Trustee may conclusively rely upon this certification.

SECTION 3.  Reaffirmation of Guaranty.  The Guarantor hereby ratifies and affirms all of the terms, covenants, conditions and obligations of the Guaranty and acknowledges and agrees that the term “Obligations” as used in the Guaranty shall apply to all of the Obligations of Seller to Issuer under the PC Repurchase Agreement and the related Program Agreements, as amended hereby.

SECTION 4.  Conditions to Effectiveness of this Amendment.  This Amendment shall become effective upon (i) the execution and delivery of this Amendment by all parties hereto and (ii) the fulfilment of the conditions required by Section 4 of Amendment No. 2 to the Base Indenture.

SECTION 5.  No Default; Representations and Warranties.  To induce Buyer to provide the amendments set forth herein, Seller hereby represents, warrants and covenants that:

(a)no Event of Default has occurred and is continuing on the date hereof; and

(b)Seller’s representations and warranties contained in the PC Repurchase Agreement are true and correct in all material respects and such representations and warranties are remade as of the date hereof, except to the extent such representations and warranties specifically relate to an earlier date, in which case, they were true, correct and complete in all material respects on and as of such earlier date.

SECTION 6.  Single Agreement.  Except as expressly amended and modified by this Amendment, all of the terms and conditions of the PC Repurchase Agreement remain in full force and effect and are hereby reaffirmed.

SECTION 7.  Successors and Assigns.  This Amendment shall be binding upon the parties hereto and their respective successors and assigns.

SECTION 7.  Severability.  Each provision and agreement herein shall be treated as separate and independent from any other provision or agreement herein and shall be enforceable notwithstanding the unenforceability of any such other provision or agreement.

SECTION 8.  GOVERNING LAW.  THIS AMENDMENT AND ANY CLAIM, CONTROVERSY, DISPUTE OR CAUSE OF ACTION (WHETHER IN CONTRACT, TORT OR OTHERWISE) BASED UPON, ARISING UNDER OR RELATED TO OR IN CONNECTION WITH THIS AMENDMENT, THE TRANSACTIONS CONTEMPLATED BY THIS AMENDMENT, THE RELATIONSHIP OF THE PARTIES HERETO, AND/OR THE INTERPRETATION AND ENFORCEMENT OF THE RIGHTS AND DUTIES OF THE PARTIES HERETO WILL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, INCLUDING THE STATUTES OF LIMITATIONS AND OTHER PROCEDURAL LAWS THEREOF, WITHOUT REFERENCE TO THE CONFLICT OF LAW PRINCIPLES THEREOF (OTHER THAN SECTIONS 5-1401 AND 5-1402 OF THE NEW YORK GENERAL OBLIGATIONS LAW, WHICH SHALL APPLY) AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

SECTION 9.  Counterparts.  This Amendment may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all of which shall together constitute one and the same instrument.  Delivery of an executed counterpart of a signature page to this Amendment by facsimile or other electronic means shall be effective as delivery of a manually executed counterpart of this Amendment.  The parties agree that this Amendment may be accepted, executed or agreed to through the use of an electronic signature in accordance with the Electronic Signatures in Global and National Commerce Act, 15 U.S.C. § 7001 et seq, Official Text of the Uniform Electronic Transactions Act as approved by the National Conference of Commissioners on Uniform State Laws at its Annual Conference on July 29, 1999 and any applicable state law. Any document accepted, executed or agreed to in conformity with such laws will be binding on all parties hereto to the same extent as if it were physically executed and each party hereby consents to the use of any secure third party electronic signature capture service with appropriate document access tracking, electronic signature tracking and document retention, including DocuSign.

SECTION 10.Owner Trustee Limitation of Liability.  It is expressly understood and agreed by the parties hereto that (a) this Amendment is executed and delivered by Wilmington Savings Fund Society, FSB (“WSFS”), not individually or personally but solely in its capacity as Owner Trustee under the Trust Agreement, in the exercise of the powers and authority conferred and vested in it thereunder, (b) each of the representations, warranties, undertakings, obligations and agreements herein made on the part of the Issuer is made and intended not as personal representations, warranties, undertakings, obligations and agreements by WSFS but is made and intended for the purpose of binding only, and is binding only on, the Issuer, (c) nothing herein contained shall be construed as creating any liability on WSFS, individually or personally, to perform any covenant or obligation of the Issuer, either expressed or implied, contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto, (d) WSFS has not made and will not make any investigation as to the accuracy or completeness of any representations or warranties made by the Issuer in this Amendment or any related document delivered pursuant hereto and (e) under no circumstances shall WSFS be personally liable for the payment of any indebtedness, indemnities or expenses of the Issuer, or be liable for the performance, breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Issuer or by WSFS as Owner Trustee on behalf of the Issuer under this Amendment or any other related documents, as to all of which recourse shall be had solely to the assets of the Issuer.

[Signatures appear on the following page]

IN WITNESS WHEREOF, Buyer, Seller and Guarantor have caused their names to be signed to this Amendment No. 1 to the PC Repurchase Agreement by their respective officers thereunto duly authorized as to the date first above written.

PNMAC GMSR ISSUER TRUST, as Buyer

By: Wilmington Savings Fund Society, FSB, not in its individual capacity but solely as Owner Trustee

By:	/s/ Mary Emily Pagano
Name:	Mary Emily Pagano
Title:	Assistant Vice President

[CS-PLS – GMSR - Amendment No. 1 to A&R PC Repurchase Agreement]

PENNYMAC LOAN SERVICES, LLC, as Seller

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

PRIVATE NATIONAL MORTGAGE ACCEPTANCE COMPANY, LLC, as Guarantor

By:	/s/ Pamela Marsh
Name:	Pamela Marsh
Title:	Senior Managing Director and Treasurer

[CS-PLS – GMSR - Amendment No. 1 to A&R PC Repurchase Agreement]

CONSENTED AND AGREED TO BY:

CITIBANK, N.A., as Indenture Trustee and not in its individual capacity

By:	/s/ Valerie Delgado
Name:	Valerie Delgado
Title:	Senior Trust Officer

[CS-PLS – GMSR - Amendment No. 1 to A&R PC Repurchase Agreement]

CONSENTED AND AGREED TO BY:

CREDIT SUISSE AG, CAYMAN ISLANDS BRANCH, as a VFN Buyer and noteholder of Series 2016-MBSADV1 Note

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Authorized Signatory

By:	/s/ Margaret D. Dellafera
Name:	Margaret D. Dellafera
Title:	Authorized Signatory

[CS-PLS – GMSR - Amendment No. 1 to A&R PC Repurchase Agreement]

CONSENTED AND AGREED TO BY:

CITIBANK, N.A., as a VFN Buyer and as noteholder of Series 2021-MBSADV1 Note

By:	/s/ Arunthathi Theivakumaran
Name:	Arunthathi Theivakumaran
Title:	Vice President
Citibank, N.A.

[CS-PLS – GMSR - Amendment No. 1 to A&R PC Repurchase Agreement]

CONSENTED AND AGREED TO BY:

CREDIT SUISSE FIRST BOSTON MORTGAGE CAPITAL LLC, solely in its capacity as Administrative Agent on behalf of VFN Buyers

By:	/s/ Dominic Obaditch
Name:	Dominic Obaditch
Title:	Vice President

[CS-PLS – GMSR - Amendment No. 1 to A&R PC Repurchase Agreement]